UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 16, 2025, Tamboran Resources Corporation (the “Company”) held a Special Meeting of Stockholders (the “2025 Special Meeting”), where the following matters, which are more fully described in the Company’s proxy statement for the 2025 Special Meeting (the “Proxy Statement”), were voted upon by the Company’s stockholders.
As noted in the Proxy Statement, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those stockholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1. Approval of the Company’s May 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s May 2025 PIPE Financing	8,942,826	916,117	88,501	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issue of 2,180,515 shares of Common Stock under Tranche 1 of the May 2025 PIPE Financing	9,030,578	916,217	649	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 563,697 shares of Common Stock to Daly Waters Energy, LP under Tranche 2 of the May 2025 PIPE Financing	8,998,805	947,990	649	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Mr. Richard Stoneburner under Tranche 2 of the May 2025 PIPE Financing	8,991,705	949,571	6,168	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 8,456 shares of Common Stock to Mr. Fredrick Barrett under Tranche 2 of the May 2025 PIPE Financing	8,961,418	949,571	36,455	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under Tranche 2 of the May 2025 PIPE Financing	8,991,557	949,571	6,316	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,000 shares of Common Stock to Mr. Ryan Dalton under Tranche 2 of the May 2025 PIPE Financing	8,991,748	949,571	6,125	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Joel Riddle under Tranche 2 of the May 2025 PIPE Financing	8,992,612	948,706	6,126	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Jeffrey Bellman under Tranche 2 of the May 2025 PIPE Financing	8,991,557	949,571	6,316	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Ms. Sarah Pacheco under Tranche 2 of the May 2025 PIPE Financing	8,991,557	949,571	6,316	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11. Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing	8,992,701	948,485	6,258	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12. Approval, for purposes of ASX Listing Rule 7.1, Section 312.03 of the NYSE Listed Company Manual and for all other purposes, of the issue of shares of Common Stock to Macquarie Bank Limited pursuant to the Facility Letter Agreement	9,905,790	35,429	6,225	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13. Approval of the issuance of shares of Common Stock to certain directors and officers of the Company pursuant to the Company’s May 2025 PIPE Financing	8,991,473	949,803	6,168	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: July 17, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer